Exhibit 99.Other

POWER OF ATTORNEY

The undersigned Trustee, President, Chief Executive Officer, Chief Financial Officer and Secretary of the Recon Capital Series Trust, a Delaware statutory trust (the “Trust”), hereby constitutes and appoints Kevin R. Kelly, Troy M. Cates, Bibb L. Strench, Anna C. Leist and Joseph J. Nardello, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, and all amendments thereto relating to the offering of the Trust’s shares under the provisions of the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Trust has insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and to address tax return-related issues, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July, 2015.

/s/ Garrett K. Paolella
Garrett K. Paolella

POWER OF ATTORNEY

The undersigned Trustee of the Recon Capital Series Trust, a Delaware statutory trust (the “Trust”), hereby constitutes and appoints Kevin R. Kelly, Troy M. Cates, Garrett K. Paolella, Bibb L. Strench, Anna C. Leist and Joseph J. Nardello, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, and all amendments thereto relating to the offering of the Trust’s shares under the provisions of the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Trust has insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and to address tax return-related issues, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July, 2015.

/s/ Richard M. Keary
Richard M. Keary

POWER OF ATTORNEY

The undersigned Trustee of the Recon Capital Series Trust, a Delaware statutory trust (the “Trust”), hereby constitutes and appoints Kevin R. Kelly, Troy M. Cates, Garrett K. Paolella, Bibb L. Strench, Anna C. Leist and Joseph J. Nardello, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, and all amendments thereto relating to the offering of the Trust’s shares under the provisions of the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Trust has insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and to address tax return-related issues, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July, 2015.

/s/ Robinson C. Jacobs
Robinson C. Jacobs

POWER OF ATTORNEY

The undersigned Trustee of the Recon Capital Series Trust, a Delaware statutory trust (the “Trust”), hereby constitutes and appoints Kevin R. Kelly, Troy M. Cates, Garrett K. Paolella, Bibb L. Strench, Anna C. Leist and Joseph J. Nardello, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, and all amendments thereto relating to the offering of the Trust’s shares under the provisions of the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Trust has insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and to address tax return-related issues, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July, 2015.

/s/ Mark W. Buckley-Jones
Mark W. Buckley-Jones